EXHIBIT 10.2
EXECUTION VERSION
THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT AND AGREEMENT

THIS THIRD AMENDMENT TO THE ASSET PURCHASE AGREEMENT AND AGREEMENT (this “Amendment”) is dated as of February 27, 2017, among Performance Sports Group Ltd., an entity formed under the Laws of British Columbia (the “Company”), the Subsidiaries of the Company listed on the signature pages hereto (collectively, together with the Company, “Sellers”), 9938982 Canada Inc., a corporation organized under the Laws of Canada (“Purchaser”), and the Designated Purchasers (as defined below, and together with Sellers and Purchaser, the “Parties”).
WHEREAS, the Company, Sellers and Purchaser are party to that certain Asset Purchase Agreement dated as of October 31, 2016 (as amended pursuant to that certain First Amendment to the Asset Purchase Agreement dated as of January 6, 2017 and that Second Amendment to the Asset Purchase Agreement dated as of February 23, 2017, the “Purchase Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Purchase Agreement);
WHEREAS, pursuant to a Notice of Designation, dated as of February 8, 2017, delivered to Sellers pursuant to Section 2.8(b) of the Purchase Agreement, Purchaser notified Sellers of the identities of the Designated Purchasers and provided Sellers with a Counterpart to the Asset Purchase Agreement, dated as of February 8, 2017, in respect of each such Designated Purchaser, namely, Bauer Innovations Canada Ltd. (f/k/a 10096784 Canada Inc.), Bauer Hockey Ltd. (f/k/a 9990089 Canada Inc.), BCE Acquisition US, Inc., Cascade Maverik Lacrosse, LLC, Bauer Hockey Retail, LLC, Bauer Hockey, LLC, Bauer Innovations US, LLC, Easton Diamond Sports, LLC (collectively, the “Designated Purchasers”);
WHEREAS, Section 10.4 of the Purchase Agreement permits amendments to the Purchase Agreement if signed in writing by all of the parties thereto;
WHEREAS, the Parties dispute whether the lease in respect of 3500 Willow Lane, Thousand Oaks, California, 91361 by and between Martin Properties, Inc. and Easton Baseball / Softball Inc. dated May 11, 2015 (the “Thousand Oaks Lease”) constitutes a “Capitalized Lease” under the Purchase Agreement for purposes of the calculation of the Specified Assumed Liability Deduction Amount at Closing (the “Capitalized Lease Issue”); and
WHEREAS, the Parties dispute whether the amount of capital expenditures made by the Sellers gives rise to a variance under Section 5.7(b)(i) of the Purchase Agreement that constitutes a breach of covenant under the Purchase Agreement, including for purposes of Section 8.3(b) thereof (the “Capex Issue”);
NOW, THEREFORE, and in consideration of the foregoing and of the representations, warranties, covenants, agreements and conditions contained herein and in the Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

AMENDMENT AND AGREEMENT
1.	Amendments to the Purchase Agreement. The first sentence of Section 2.6(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“(a)            Payment of Purchase Price. Pursuant to the terms and subject to the conditions set forth in this Agreement, in consideration of the sale of the Acquired Assets pursuant to the terms hereof, Purchaser, on its own behalf and as agent for the relevant Designated Purchasers, shall (a) assume from Sellers the Assumed Liabilities, and (b) subject to the remaining provisions of this Section 2.6 and provisions of this Agreement regarding application of the Deposit, pay to Sellers an amount (the “Closing Purchase Price”) in cash equal to (i) the Base Purchase Price, plus or minus, as applicable (ii) the amount of the Property Tax Adjustment, as determined in accordance with the terms of Section 6.5, minus (iii) the Specified Assumed Liability Deduction Amount as such amount may be adjusted in accordance with Section 19 of the Transition Services Agreement by and among the Sellers and the Purchaser dated as of February 27, 2017, minus (iv) the PCR AE Holdback Amount, minus (v) $1,700,000, solely as consideration for the settlement of the dispute as to whether the amount of capital expenditures made by the Sellers constitutes a breach of Section 5.7(b)(i) of the Purchase Agreement, including for purposes of Section 8.3(b) thereof.
2.	Covenants Regarding Below Issues. In full and final resolution of the issues set forth below, the Parties covenant and agree as follows:
a.	Capitalized Lease Issue: In full resolution of the Capitalized Lease Issue for purposes of closing the transactions contemplated by the Purchase Agreement, the Parties covenant and agree that:
i.	Notwithstanding anything to the contrary in Section 2.7(b)(iii)(B) of the Purchase Agreement, the Company and Purchaser shall deliver, or cause to be delivered, an executed joint instruction letter instructing the Deposit Escrow Agent to (A) retain $12,008,073 of the Deposit (the “Capital Lease Escrow Amount”) until such time as the Company and Purchaser deliver to the Deposit Escrow Agent a certified copy of a final non-appealable judgment or order from the Bankruptcy Courts instructing or awarding the disbursement of such amount, or an executed joint instruction letter instructing the Deposit Escrow Agent to disburse such amount pursuant to and in accordance with such order, and (B) disburse the balance of the Deposit at the Closing to Sellers in immediately available funds.
ii.	The Parties shall commence proceedings in the Bankruptcy Courts promptly following the Closing Date to determine, on notice to all stakeholders and with request for a hearing, the Capitalized Lease Issue and, if applicable, provide a ruling regarding the amount of the reduction of the purchase price with respect thereto; provided that, in no event shall either Party with respect to the Capitalized Lease Issue request, move or petition the Bankruptcy Courts

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for damages, payments or an award or determination of such issue in an amount exceeding the Capital Lease Escrow Amount, and any such amount awarded shall be payable by releasing all or a portion of the Capital Lease Escrow Amount from the remaining Deposit Escrow as provided in clause (i) above in the amount and to the party(ies) as determined by the Bankruptcy Courts; provided further, that the Parties may settle the Capitalized Lease Issue (but in no event for an amount in excess of the Capital Lease Escrow Amount) pursuant to a settlement approved by the Bankruptcy Courts. Each Party shall be responsible for its own fees and expenses related thereto.
iii.	The Parties agree that the Capital Lease Escrow Amount is an agreed-upon amount solely to resolve the Capital Lease Issue for purposes of Closing and is not to be used in whole or in part as an admission or evidence regarding the amount or merits of the Capitalized Lease Issue.
b.	Capex Issue. In full and final resolution of the Capex Issue for all purposes under the Purchase Agreement or otherwise, the Parties agree that Sellers shall pay to Purchaser $1,700,000, which amount shall be paid to Sellers by deduction from the Base Purchase Price as set forth in Section 2.6(a) of the Purchase Agreement, as amended by this Amendment.
3.	Seller Representation. Sellers represent and warrant to Purchaser that Sellers’ have and are processing checks received from customers in the Ordinary Course.
4.	Continuing Effect. Except as expressly provided in the preceding Section 1 (Amendment to the Purchase Agreement), nothing contained herein shall constitute an amendment, modification or waiver of any provision of the Purchase Agreement and the Purchase Agreement shall remain in full force and effect.
5.	Other Provisions. The provisions of Article I (Interpretation) and Article X (Miscellaneous) of the Purchase Agreement are incorporated herein by reference and shall apply to the terms and conditions of this Amendment and the Parties mutatis mutandis.
[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Amendment.
SELLERS:

PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Executive Vice President, General Counsel and Corporate Secretary

BPS US HOLDINGS INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

EASTON BASEBALL / SOFTBALL INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

BAUER HOCKEY, INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Executive Vice President, General Counsel and Corporate Secretary

BAUER HOCKEY RETAIL INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

[Signature page to the Third Amendment to APA and Settlement Agreement]

BAUER PERFORMANCE SPORTS UNIFORMS INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

PERFORMANCE LACROSSE GROUP INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

BPS DIAMOND SPORTS INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

PSG INNOVATION INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

BAUER HOCKEY RETAIL CORP.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

[Signature page to the Third Amendment to APA and Settlement Agreement]

EASTON BASEBALL / SOFTBALL CORP.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

BPS DIAMOND SPORTS CORP.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

BAUER PERFORMANCE SPORTS UNIFORMS CORP.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

PERFORMANCE LACROSSE GROUP CORP.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

PSG INNOVATION CORP.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

[Signature page to the Third Amendment to APA and Settlement Agreement]

PURCHASER:

9938982 CANADA INC.

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

DESIGNATED PURCHASERS:

BAUER HOCKEY LTD.

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

BAUER INNOVATIONS CANADA LTD.

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

[Signature page to the Third Amendment to APA and Settlement Agreement]

BCE ACQUISITION US, INC.

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

CASCADE MAVERIK LACROSSE, LLC

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

BAUER HOCKEY RETAIL, LLC

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

[Signature page to the Third Amendment to APA and Settlement Agreement]

BAUER HOCKEY, LLC

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

BAUER INNOVATIONS US, LLC

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

EASTON DIAMOND SPORTS, LLC

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

[Signature page to the Third Amendment to APA and Settlement Agreement]